SECURITY AGREEMENT


        This Security Agreement (this "Agreement") is made as of the 18th day of March, 1998 between DAVID E.Y. SARNA, residing at 625 North Forest Drive, Teaneck, New Jersey 07666 (the "Pledgor"), and OBJECTSOFT CORPORATION, a Delaware corporation with an address at Continental Plaza III, 433 Hackensack Avenue, Hackensack, NJ 07601 (the "Secured Party").

        WHEREAS, in order to secure the payment and performance of the Pledgor's obligations under the promissory note issued by the Pledgor to the Secured Party, dated January 2, 1997 (the "Note"), such Note being in the principal amount of $440,000 (and accrued interest at the rate of eight percent per annum on the outstanding principal amount), and in consideration for the Secured Party extending the date on which the Note was to become due and payable from November 30, 1997 to May 31, 1998, the Pledgor has agreed to pledge and grant a lien and security interest in the contract rights of Pledgor in and to the agreement between the Pledgor and Todd M. Spehler, dated August 1, 1997(collectively, and whether constituting an instrument, contract right, general intangible, investment property or otherwise, and including the proceeds thereof, "the
"Collateral").


        NOW, THEREFORE, in consideration of the foregoing, the covenants and conditions herein contained and the mutual agreements of the parties hereto, the Pledgor and the Secured
Party hereby agree as follows:

        1. Collateral. To secure the prompt payment and performance of the Pledgor's obligations and liabilities under the Note (the "Secured Obligations"), the Pledgor hereby grants unto the Secured Party a security interest in all of Pledgor's right, title and interest in and to the Collateral.

        2.  Collateral Documentation and Representations.


            2.1. The Pledgor shall deliver to the Secured Party upon execution of this Agreement, such financing statements, consents and other instruments, documents and agreements as the Secured Party may reasonably deem necessary to perfect any security interest granted or required to be granted under this Agreement, each in such form and substance as may be reasonably acceptable to the Secured Party.

            2.2. The Pledgor hereby irrevocably authorizes the Secured Party in its discretion: (i) to file without the signature of the Pledgor any and all financing statements, modifications and continuations in respect of the Collateral and the transactions contemplated by this Agreement; (ii) to sign any such statement, modification or continuation on behalf of the Pledgor if the Secured Party deems such signature necessary or desirable under applicable law; and (iii) to file a reproduction of any financing statement or modification if the Secured Party deems such filing necessary or desirable under applicable law.

            2.3. The Pledgor makes no representations or warranties other than as expressly set forth herein.

        3. Affirmative Covenants. The Pledgor covenants and agrees that, from the date hereof and until the Secured
Obligations have been fully paid and satisfied, unless the Secured Party shall consent otherwise in writing:

            3.1. The Pledgor shall give written notice to the Secured Party of the institution of any action involving or affecting the Secured Obligations, any part of the Collateral, or any of the transactions contemplated by this Agreement.


            3.2. The Pledgor shall comply with all current applicable laws, the non-compliance with or violation of which could have a material adverse effect on the Collateral.


            3.3. The Pledgor shall defend and enforce its right, title and interest in and to each and every part of the Collateral, and the Pledgor shall defend the Secured Party's right, title and interest in and to each and every part of the Collateral, each against all manner of claims and demands on a timely basis to the full extent permitted by applicable law.

            3.4. The Pledgor will comply with the terms of the
Note in all material respects.

        4. Negative Covenants. The Pledgor covenants and agrees that, from the date hereof until the Secured Obligations have been fully paid and satisfied, unless the Secured Party shall consent otherwise in writing:


            4.1. The Pledgor shall not directly or indirectly
(i) make, create or permit to exist any assignment, pledge, security interest or other lien or encumbrance in, to or against any part of the Collateral which is senior to the rights of the Secured Party hereunder or (ii) assign, pledge or in any way transfer, or otherwise encumber its right to receive proceeds from any part of the Collateral which is senior to the rights of the Secured Party hereunder.


            4.2. The Pledgor shall not directly or indirectly cause, suffer or permit any waiver of any term or provision applicable to any of the Collateral, or offer or agree to do so, if the result of such action would be materially adverse to the Secured Party, without the prior consent of the Secured Party, which consent shall not be unreasonably withheld.


        5.  Default and Remedies.

            5.1. The occurrence of any of the following shall constitute an "Event of Default" hereunder:


                 5.1.1.   The Pledgor shall fail to duly observe
or perform any covenant or agreement made by him hereunder and such failure is not cured within 15 days after the Pledgor receives written notice of such breach from the Secured Party; or


                 5.1.2.   A default under the Note shall occur
and is not cured within the period provided for such cure in the Note.


            5.2. If an Event of Default shall have occurred and be continuing, the Secured Party may at its option:

                 5.2.1.   Notify each of the obligors of the
Collateral of the Secured Party's interest therein or of any action proposed to be taken with respect thereto, and direct one or more of such parties to make all payments otherwise payable to the Pledgor with respect thereto directly to the Secured Party until notified by the Secured Party that all Secured Obligations have been fully paid and satisfied;

                 5.2.2.   Immediately exercise all enforcement
and other ownership rights pertaining to any or all of the Collateral as though the Secured Party was the outright owner of such Collateral;

                 5.2.3.   Exercise any and all rights of
acceleration, collection, conversion or exchange, and any and all other rights, privileges, options or powers of the Pledgor pertaining or relating to any and all of the Collateral;




                 5.2.4. Sell, assign and deliver the whole or, from time to time, any part of the Collateral at any broker's board or at any private sale or at public auction, with or without demand for performance, advertisement or notice of the time or place of sale or adjournment thereof or otherwise, for cash, for credit or for other property, for immediate or future delivery, and for such price or prices and on such terms as the Secured Party in its discretion may determine;


                 5.2.5.   Act with or without judicial process
to take possession of the Collateral; and

                 5.2.6.   Exercise any other remedy specifically
granted under this Agreement or the Note now or hereafter existing in equity, at law, by virtue of statute (including, without limitation, the Uniform Commercial Code), whether as a secured party in possession of Collateral or otherwise.


            5.3. At any sale made pursuant to Subsection 5.2, the Secured Party may bid for and purchase, free from any right or equity of redemption on the part of the Pledgor (the same being hereby waived and released), any part of or all of the Collateral that is offered for sale and may make payment on account thereof by using any claim then due and payable to the Secured Party by the Pledgor of such Collateral as a credit against the purchase price.


            5.4. The Secured Party shall apply the proceeds of any sale of the whole or any part of the Collateral and any other monies at the time held by the Secured Party under the provisions of this Agreement, after deducting all reasonable costs and expenses of collection, sale and delivery incurred by the Secured Party in connection with such sale, towards the payment of the Secured Obligations. After full and final payment to the Secured Party in cash of all such obligations the Secured Party shall remit any surplus to the Pledgor.


        6. Power of Attorney. The Pledgor authorizes the Secured Party and does hereby make, constitute and appoint the Secured Party, and any agent of the Secured Party, with full power of substitution, as the Pledgor's true and lawful attorney-in-fact, with power, in its own name or in the name of the Pledgor upon the occurrence and continuation of an Event of
Default: (a) to endorse any notes, checks, draft, money orders, or other instruments of payment (including payments payable under or in respect of any policy of insurance) in respect of the Collateral that may come into possession of the Secured Party;
(b) to sign and endorse any drafts against debtors, assignments, verifications and notices in connection with accounts, and other documents relating to the Collateral; (c) to pay or discharge any liens, security interests or other encumbrances at any time levied or placed on or threatened against the Collateral; (d) to demand, collect, receipt for, compromise, settle and sue for monies due in respect of the Collateral; and (e) generally, to do, at the Secured Party's option and at the Pledgor's expense, all acts and things that the Secured Party deems necessary to protect, preserve and realize upon the Collateral and the Secured Party's security interest therein in order to effect the intent of this Agreement and the Note all as fully and effectually as the Pledgor might or could do; and the Pledgor hereby ratifies all that said attorney shall lawfully do or cause to be done by virtue hereof. This power of attorney shall be irrevocable for the term of this Agreement and thereafter as long as any of the Secured Obligations shall be outstanding and an Event of Default continuing.


        7. Termination of Agreement. Upon the payment or prepayment in full of all Secured Obligations or the cancellation thereof, the security interests granted hereunder shall terminate. Upon such complete payment and satisfaction or cancellation, the Secured Party shall cause to be transferred to the Pledgor all of the Collateral (less any portion of same sold, transferred or disposed of pursuant to, and under the circumstances specified in, Section 5 hereof) and, shall cause to be delivered to the Pledgor, at the Pledgor's cost and expense, in proper form for filing in each office in which a financing statement relating to the Collateral shall have been filed, an executed termination statement under the Uniform Commercial Code, and this Agreement shall thereupon be terminated. The Pledgor shall pay all reasonable costs of enforcement and collection incurred by the Secured Party hereunder.


        8.  Miscellaneous.

            8.1. The Pledgor further unconditionally agrees that if an Event of Default under (and as defined in) the Note has occurred and is continuing, the Secured Party may exercise its rights and remedies hereunder prior to, concurrently with, or subsequent to, the exercise by the Secured Party of its rights and remedies under the Note or otherwise.

            8.2. Any modification or waiver of any provision of this Agreement, or any consent to any departure by any party hereto therefrom, shall not be effective unless the same is in writing and signed by that party and then such modification, waiver or consent shall be effective only in the specific instance and for the specific purpose given. Any notice to or demand on the Pledgor not specifically required of the Secured Party hereunder shall not entitle the Pledgor to any similar, other or further notice or demand in the same, similar or other circumstances unless specifically required hereunder.


            8.3. Any notice, request, demand, consent, approval or other communication provided or permitted hereunder shall be in writing and be given by personal delivery or sent by United States first-class mail, postage prepaid, addressed to the party for whom it is intended, at such address as the party for whom it is intended has specified in writing to the other party hereto.


            8.4. This Agreement shall be deemed to have been made under, and shall be governed by, the laws of the State of New
York in all respects, including matters of construction, validity and performance.


            8.5. If any provision of this Agreement is prohibited by, or is unlawful or unenforceable under, any applicable law of any jurisdiction, such provision shall, as to such jurisdiction, be ineffective to the extent of such prohibition without invalidating the remaining provisions hereof; provided, however, that any such prohibition in any jurisdiction shall not invalidate such provision in any other jurisdiction.


            8.6. This Agreement may be executed in counterparts, each of which shall constitute an original and all of which, when taken together, shall constitute one agreement.



        IN WITNESS WHEREOF, the Pledgor and the Secured Party have caused this Agreement to be executed as of the date first above written.



            /s /David E. Y. Sarna

            David E. Y. Sarna, Pledgor



            OBJECTSOFT CORPORATION, Secured Party



            By: /s /George J. Febish
            George J. Febish, President